                                                                                         EXHIBIT 10.3
                                                                                         EXECUTION VERSION

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                                            O'SULLIVAN INDUSTRIES, INC.

                                       10.63% SENIOR SECURED NOTES DUE 2008

                                           SECURITY AND PLEDGE AGREEMENT

                                          Dated as of September 29, 2003

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                                                 TABLE OF CONTENTS

                                                                                                               Page

                                                     ARTICLE I
                                      Definitions; Principles of construction

SECTION 1.01.         Defined Terms...............................................................................2

                                                    ARTICLE II
                                                 SECURITY INTEREST

                                                    ARTICLE III
                                          REPRESENTATIONS AND WARRANTIES

                                                   ARTICLE IV .
                                               COVENANTS OF GRANTORS

                                                     ARTICLE V
                                                RIGHTS AND REMEDIES

                                                    ARTICLE VI
                                             MISCELLANEOUS PROVISIONS

                                                         i

EXHIBITS:                  A        Joinder Agreement
                           B        Patent Security Agreement
                           C        Trademark Security Agreement
                           D        Copyright Security Agreement

SCHEDULES:        I        General Information
                           II       Intellectual Property
                           III      Investment Related Property
                           3.02(f)  Intellectual Property Disclosure

24

                                                         1

                  This  SECURITY AND PLEDGE  AGREEMENT,  dated as of  September  29, 2003,  (this  "Agreement")  is entered into by and among  O'Sullivan  Industries,  Inc., a Delaware  corporation  ("O'Sullivan" or the "Company"),
O'Sullivan Industries Holdings, Inc., a Delaware corporation ("Holdings"),  O'Sullivan Industries - Virginia, Inc.,
a Virginia  corporation  ("OSV"),  O'Sullivan  Furniture Factory Outlet,  Inc., a Missouri  corporation  ("OSF" and together with the Company,  Holdings, OSV and any other Person that executes a Joinder Agreement,  each a "Grantor"
and  collectively,  the  "Grantors")  and The Bank of New York,  in its  capacity  of  trustee  (together  with its successors in such capacity, the "Trustee").

                                                     RECITALS

         1........The Company  intends to issue  $100,000,000  in principal  amount of 10.63% Senior  Secured Notes due 2008 (the "Notes")  pursuant to the Indenture dated as of [September  29], 2003 (the  "Indenture") by and among the Company,  the  Guarantors  and the Trustee.  Pursuant to the  Indenture,  each  Guarantor  intends to guarantee payment of the Notes and all other Note Obligations (the "Guarantees").

         1........The Company  intends to enter into an agreement  providing for up to $40.0 million in a revolving credit facility (the  "Revolving  Credit  Facility")  pursuant to the Credit  Agreement,  dated as of September 29,
2003 (such  document,  as amended,  modified or  supplemented  from time to time, the "Credit  Agreement"),  by and among the Company,  OSV, OSF, the other  Persons  designated as Credit  Parties  thereto,  the lenders from time to time party thereto and General Electric Capital Corporation,  a Delaware  corporation,  as Administrative Agent and
Collateral Agent (together with its successors in such capacity, the "Credit Agreement Agent").

         3........Pursuant to the Credit Agreement Security  Document,  dated as of the date hereof, by the Grantor in favor of the Credit  Agreement  Agent,  the Grantor has granted to the Credit  Agreement Agent a  first-priority lien  and  security  interest  in  the  Credit  Agreement  Priority  Lien  Collateral  (as  defined  below)  and  a second-priority lien and security interest in the Note Priority Lien Collateral (as defined below).

         4........ The  Indenture  requires  the  Company  and  other  Grantors  to  secure  payment  of  the  Note
Obligations  by  granting  a  first-priority  security  interest  in  the  Note  Priority  Lien  Collateral  and  a second-priority  security interest in the Credit Agreement  Priority Lien Collateral to the Trustee for the benefit of the Holders of the Note Obligations.

         5........This  Agreement  sets forth the terms on which the Trustee  has  undertaken  to accept,  hold and enforce such  security  interests and all related  rights,  interests and powers for the benefit of the Trustee and the present and future holders of the Notes, the Guarantees and any other Note Obligations.

         NOW THEREFORE,  in consideration of the premises and the mutual  agreements  herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.........
                                      Definitions; Principles of construction

SECTION 1.01......Defined Terms.

         (a)......Capitalized  terms used in this  Agreement  that are defined in the  Indenture  and not otherwise defined herein shall have the meanings set forth in the Indenture.

         (b)......All  capitalized  terms used in this Agreement that are defined in Article 9 of the NYUCC,  as in effect on the date of this Agreement, and not otherwise defined herein shall have the meanings therein set forth.

         (c)......The following terms shall have the following meanings:

         "Actionable  Default"  means the  failure by the  Obligors  to pay the Notes when due and payable in full, whether at maturity,  upon  acceleration  or  otherwise,  or the  occurrence  of any Event of Default  described in
Sections 6.01(9) or 6.01(10) of the Indenture.

         "Collateral" shall have the meaning specified in Section 2.01 hereof.

         "Commodities  Accounts" (i) shall mean all  "commodity  accounts" as defined in Article 9 of the NYUCC and
(ii) shall  include,  without  limitation,  all of the  accounts  listed on  Schedule III  hereto under the heading
"Commodities Accounts" (as such Schedule may be amended or supplemented from time to time).

         "Copyright  Licenses"  shall mean any and all  agreements  granting  any right in, to or under  Copyrights
(whether such Grantor is licensee or licensor thereunder)  including,  without limitation,  each agreement referred to in Schedule II (as such Schedule may be amended or supplemented from time to time).

         "Copyrights"  shall mean all United  States,  state and foreign  copyrights,  including but not limited to copyrights  in software and  databases,  and all Mask Works (as defined under 17 U.S.C.  901 of the U.S.  Copyright
Act),  whether  registered or unregistered,  now or hereafter in force throughout the world, all  registrations and applications for any of the foregoing including,  without limitation,  the applications  referred to in Schedule II
(as such Schedule may be amended or supplemented from time to time), all rights  corresponding  thereto  throughout the  world,  all  extensions  and  renewals  of any  thereof,  the  right  to sue  for  past,  present  and  future infringements  of any of  the  foregoing,  and  all  proceeds  of the  foregoing,  including,  without  limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "Credit Agreement  Obligations"  means  Indebtedness of one or more Obligors in an aggregate  outstanding principal  amount not exceeding the Maximum  Credit  Agreement  Indebtedness  Amount  outstanding  under the Credit
Agreement,  guarantees  of  such  Maximum  Credit  Agreement  Indebtedness  Amount  by  other  Obligors  and  other
Obligations of any Obligor, not constituting the principal of Indebtedness, under the Credit Agreement.

         "Credit Agreement Priority Lien Collateral" means:

(a)      all Accounts (and all  instruments,  chattel paper and other  documents  evidencing  the obligation of any account debtor to pay any obligation that at any time constituting an Account),

(b)      Inventory,

(c)      supporting obligations (as defined in the NYUCC) that support Accounts,

(d)      deposit accounts (as defined in the NYUCC),

(e)      intellectual  property rights licensed to O'Sullivan by third parties for the  manufacturing of items from
Inventory where such license cannot be sublicensed by O'Sullivan,

(f)      Cash  Equivalents  (including  Cash  Equivalents  in Securities  Accounts (as defined in the NYUCC)) other than any deposit account or Cash Equivalent that constitutes or is held in an Asset Sales Proceeds Account,

(g)      all books and  records,  including  computer  records and  software,  evidencing  or directly  relating to
Accounts, Inventory and other property described as Credit Agreement Priority Lien Collateral and

(h)      Proceeds of all of the foregoing at any time owned or acquired by O'Sullivan or any other Obligor;

in each case, subject to the Permitted Prior Liens.

         "Credit Agreement Requirement"  means any covenant or agreement, contained in the Credit Agreement or the Credit Agreement Security Documents, as to Credit Agreement Priority Lien Collateral, performance by a
Grantor with which would preclude performance by such Grantor as to such Credit Agreement Priority Lien
Collateral with a covenant under this Agreement.

         "Credit  Agreement  Security  Documents"  means  one  or  more  security  agreements,  pledge  agreements, collateral assignments,  mortgages,  deeds of trust, control agreements,  lock-box agreements or similar agreements to any of the  foregoing or other grants or transfers  for security  executed and  delivered by  O'Sullivan  or any other Obligor  creating (or  purporting  to create) a Lien upon the property  owned or to be acquired by O'Sullivan or such other  Obligor in favor of the  Credit  Agreement  Agent for the  benefit of the  Lenders  under the Credit
Agreement and any other holder of Credit Agreement Obligations.

         "Equipment"  shall mean:  (i) all  "equipment"  as defined in the UCC, (ii) all  machinery,  manufacturing equipment, data processing equipment, computers, office equipment,  furnishings,  furniture,  appliances, and tools
(in each case,  regardless of whether  characterized  as equipment under the UCC),  (iii) all Fixtures and (iv) all accessions or additions  thereto,  all parts thereof,  whether or not at any time of determination  incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing.

         "Excluded Assets" means:

(a)      deposit accounts (as defined in the NYUCC),  except any Asset Sale Proceeds  Account,  that either (i) are subject  to a  control  agreement  in favor of the  Credit  Agreement  Agent  or (ii) do not  hold  deposits  in an aggregate amount exceeding $500,000;

(b)      any lease of premises used only as office space or to warehouse Inventory;

(c)      any fee interest in real estate that, in the good faith  judgment of  O'Sullivan,  has a fair market value as of the later of the date hereof or the date of the  acquisition  of less than $1.0 million  (other than any real estate as to which a mortgage has already been granted);

(d)      any  governmental  permit or governmental  license if, to the extent that and for as long as under the law applicable  to such  permit or  license  (i) the grant of a  security  interest  therein  is  prohibited  or (ii) a security  interest  therein may be granted only after  completion  of a filing with,  or receipt of consent from, a regulatory  authority  which has not been  effectively  completed or  received;  provided,  however,  that (a) such permit or license will be an Excluded  Asset only to the extent and for as long as the  conditions set forth in the preceding  clauses  (i) and (ii) in this  definition  are and remain  satisfied  and will  cease to be an  Excluded
Asset,  and will  become  subject  to the  security  interests  granted  to the  Trustee  under  the Note  Security
Documents,  immediately and  automatically at such time as such conditions  cease to exist,  including by reason of the effective completion of any required filing or effective receipt of any required regulatory  approval;  and (b)
unless  prohibited by law, the proceeds of any sale, lease or other  disposition of any such permit or license that is an Excluded  Asset shall not be an Excluded  Asset and shall at all times be and remain  subject to the security interests granted to the Trustee under this Agreement;

(e)      any lease, license,  permit,  franchise,  power,  authority or right constituting personal property if, to the extent that and for as long as (i) the grant of a security  interest  therein  constitutes  or would  result in the abandonment,  invalidation or unenforceability of such lease,  license,  interest,  permit,  franchise,  power, authority  or right or the  termination  of or a default  under the  instrument  or  agreement by which such lease, license,  interest,  permit,  franchise,  power,  authority  or  right  is  governed  and  (ii)  such  abandonment, invalidation,  unenforceability,  breach,  termination or default is not rendered  ineffective pursuant to Sections
9-406,  9-407,  9-408  or  9-409 of the  Uniform  Commercial  Code (or any  successor  provision)  of any  relevant jurisdiction  or any other  applicable law (including the United States  Bankruptcy  Code) or principles of equity;
provided,  however, that (a) such lease, license,  interest,  permit, franchise,  power, authority or right will be an Excluded  Asset only to the extent and for as long as the  conditions  set forth in clauses (i) and (ii) in this definition  are and remain  satisfied  and will  cease to be an  Excluded  Asset,  and will  become  subject to the security  interests  granted to the Trustee under the Note Security  Documents,  immediately and  automatically  at such time as such  conditions  cease to exist,  including by reason of any waiver or consent  under the  applicable instrument or agreement,  and (b) the proceeds of any sale, lease or other disposition of any such lease,  license, interest,  permit,  franchise,  power,  authority or right that is an Excluded Asset shall not be an Excluded Asset and  shall at all times be and  remain  subject  to the  security  interests  granted  to the  Trustee  under  this
Agreement;

(f)      any lease, license,  permit,  franchise,  power,  authority or right constituting real property if, to the extent  that and for as long as the grant of a security  interest  therein (i)  requires a third  party  consent or
(ii)  constitutes or would result in the  abandonment,  invalidation or  unenforceability  of such lease,  license, interest,  permit, franchise,  power, authority or right or the termination of or a default under the instrument or agreement  by which such lease,  license,  interest,  permit,  franchise,  power,  authority  or right is governed;
provided,  however, that such lease, license,  interest,  permit,  franchise,  power, authority or right will be an
Excluded  Asset only to the extent and for as long as the  conditions  set forth in this  definition are and remain satisfied and will cease to be an Excluded  Asset,  and will become  subject to the security  interests  granted to the Collateral Agent under the Security  Documents,  immediately and  automatically at such time as such conditions cease to exist, including by reason of any waiver or consent under the applicable instrument or agreement;

(g)      any Capital Stock of any Person held by O'Sullivan or any of its Subsidiaries;

(h)      other  property  in which a  security  interest  cannot be  perfected  by (i) the  filing  of a  financing statement under the Uniform  Commercial  Code or (ii) the recording of such security  interest in the United States
Patent  and  Trademark  Office or the  United  States  Copyright  Office,  having,  in the  aggregate  for all such property, a fair market value (as determined in good faith by the Company) not exceeding $1.0 million; and

(i)      inventory held for sale or lease that is (i) subject to a perfected  purchase money security  interest (as defined in Article 9 of the NYUCC)  constituting  a Permitted  Lien of the type  described  in clause (6) or (7) of the definition of "Permitted  Liens," as defined in the  Indenture,  and (ii) not subject to any Priority Lien, and
(to the extent the holder of any such purchase  money  security  interest has a security  interest  therein that is entitled as a matter of law, by reason of its purchase  money  priority,  to priority over a conflicting  security)
the  identifiable  proceeds of any such  inventory,  except that if at any time,  any Priority Lien attaches to any such inventory or proceeds under any  circumstances,  then  concurrently  and  automatically,  without need for any additional grant of a security  interest  therein,  such inventory and proceeds shall cease to be an Excluded Asset and shall  become  and  remain  part of the  Collateral  and  subject  in all  respect  to all Liens on the  Credit
Agreement  Priority Lien  Collateral  securing Note  Obligations and all Liens on the Note Priority Lien Collateral
securing Credit Agreement Obligations.

         "Governmental Authority" means any federal, state, municipal,  national or other government,  governmental department,  commission,  board, bureau,  court, agency or instrumentality or political  subdivision thereof or any entity or officer  exercising  executive,  legislative,  judicial,  regulatory  or  administrative  functions of or pertaining to any government or any court, in each case whether  associated with a state of the United States,  the
United States, or a foreign entity or government.

         "Intellectual  Property" means, to the extent existing on the date hereof or in the future,  collectively, the Copyrights,  the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks,  the Trademark Licenses,
the Trade Secrets, and the Trade Secret Licenses.

         "Inventory" means all "inventory" as such term is defined in the NYUCC.

         "Investment Accounts" shall mean the Securities Account and Commodities Accounts.

         "Investment  Related  Property"  shall mean:  (a) all  "investment  property"  (as such term is defined in
Article 9 of the NYUCC) and (b) all of the following  (regardless  of whether  classified  as  investment  property under the UCC):  all (i) Pledged Debt, (ii) the Investment Accounts and (iii) Certificates of Deposit.

         "Letter of Credit Right" shall mean "letter-of-credit right" as defined in the UCC.

         "Note  Obligations"  means the notes, the Subsidiary  Guarantees and all other  Obligations of any Obligor under the Note Documents.

         "Note  Priority  Lien  Collateral"  means  all  Collateral  other  than  Credit  Agreement  Priority  Lien
Collateral and Excluded Assets, subject to Permitted Prior Liens.

         "Note  Security  Documents"  means  one  or  more  security  agreements,   pledge  agreement,   collateral
assignments,  mortgages,  deeds of trust or other  grants or  transfers  for  security  executed  and  delivered by
O'Sullivan  or any other  Obligor  creating  (or  purporting  to  create) a Lien upon the  property  owned or to be acquired by  O'Sullivan  or such other Obligor in favor of the Trustee for the benefit of the holders of the notes, the Subsidiary Guarantees and any other Obligations in respect of the Note Obligations.

         "NYUCC" means the New York Uniform Commercial Code as in effect on the date of the Indenture.

         "Patent  Licenses"  shall mean all  agreements  granting any right in, to, or under Patents  (whether such
Grantor  is  licensee  or  licensor  thereunder)  including  without  limitation,  each  agreement  referred  to in
Schedule II hereto (as such Schedule may be amended or supplemented from time to time).

         "Patents"  shall mean all United States,  state and foreign patents and  applications  for letters patent, including,  but not  limited  to, each patent and patent  application  referred to in  Schedule II  hereto (as such
Schedule may  be  amended  or  supplemented   from  time  to  time),   all  reissues,   divisions,   continuations,
continuations-in-part,  extensions,  renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, the right to sue for past,  present and future  infringements of any of the foregoing and all proceeds of the foregoing including,  without limitation,  royalties,  income,  payments,  claims, damages, and proceeds of suit.

         "Pledged  Debt"  shall mean all  indebtedness  for  borrowed  money owed to such  Grantor,  whether or not evidenced by any instrument or promissory  note,  including,  without  limitation,  all  indebtedness  described on
Schedule III  hereto under the heading  "Pledged Debt" (as such  Schedule may be amended or supplemented  from time to time), all monetary  obligations  owing to any Grantor from any other Grantor the instruments  evidencing any of the  foregoing,  and all interest,  cash,  instruments  and other  property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

         "Priority  Lien" means (a) any Lien securing Credit  Agreement  Obligations if and insofar as such Lien is attached to property  constituting  Credit  Agreement  Priority  Lien  Collateral  and (b) any Lien  securing  Note
Obligations if and insofar as such Lien is attached to property constituting Note Priority Lien Collateral.

         "Proceeds" means "proceeds" as such term is defined in the NYUCC.

          "Secured Obligations" means the Note Obligations and Credit Agreement Obligations.

         "Secured Party" shall mean the Holders from time to time of any Note Obligations.

          "Securities  Accounts" (i) shall mean all "securities  accounts" as defined in Article 8 of the NYUCC and
(ii) shall  include,  without  limitation,  all of the  accounts  listed on  Schedule III  hereto under the heading
"Securities Accounts" (as such Schedule may be amended or supplemented from time to time).

          "Securities Laws" has the meaning given in Section 5.02(c) of this Agreement.

         "Trade  Secret  Licenses"  shall mean any and all  agreements  granting  any right in or to Trade  Secrets
(whether such Grantor is licensee or licensor thereunder)  including,  without limitation,  each agreement referred to in Schedule II hereto (as such Schedule may be amended or supplemented from time to time).

         "Trade  Secrets" shall mean all trade secrets and all other  confidential  or proprietary  information and know-how (all of the foregoing being  collectively  called a "Trade  Secret"),  whether or not reduced to a writing or other tangible form,  including all documents and things  embodying,  incorporating,  or referring in any way to such  Trade  Secret,  the right to sue for past,  present  and future  infringement  of any Trade  Secret,  and all proceeds of the foregoing,  including,  without limitation,  royalties,  income,  payments,  claims,  damages,  and proceeds of suit.

         "Trademark  Licenses"  shall mean any and all agreements  granting any right in or to Trademarks  (whether such Grantor is licensee or licensor  thereunder)  including,  without  limitation,  each agreement  referred to in
Schedule II hereto (as such Schedule may be amended or supplemented from time to time).

         "Trademarks"  shall mean all United States,  state and foreign  trademarks,  service marks,  certification marks,  collective  marks,  trade names,  corporate  names,  d/b/as,  business  names,  fictitious  business names, internet domain names, trade styles, logos, other source or business  identifiers,  designs and general intangibles of a like nature,  rights of publicity and privacy  pertaining to the right to use names likeness and  biographical data as real,  all  registrations  and  applications  for any of the foregoing  including,  but not limited to, the registrations and applications  referred to in Schedule II  hereto (as such Schedule may be amended or supplemented from time to time), the goodwill of the business  symbolized by the foregoing,  the right to sue for past,  present and future  infringement  or dilution of any of the  foregoing or for any injury to  goodwill,  and all proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

ARTICLE II........
                                                 SECURITY INTEREST

SECTION 2.01......Grant of Security  Interest.  To secure the timely  payment and  performance  in full of its Note
Obligations,  whether now outstanding or hereafter  acquired,  each Grantor (other than Holdings except in the case of Section  2.01(c)) does hereby assign,  grant and pledge to the Trustee,  for the benefit of the Secured Parties, as of the date hereof,  a security  interest and continuing  lien on all the estate,  right,  title and interest of such  Grantor  in, to and under the  following  property,  whether  now  owned or  hereafter  acquired  (all of the collateral  described  in clauses (a)  through  (c) being  herein  collectively  referred to as the  "Collateral"), including  (1) all  rights of each  Grantor  to  receive  moneys  due and to become  due under or  pursuant  to the
Collateral,  (2) all  rights of each Grantor to receive  return of any  premiums for or proceeds of any  insurance, indemnity,  warranty or guaranty  with  respect to the  Collateral  or to receive  condemnation  proceeds,  (3) all claims of each  Grantor  for  damages  arising out of or for breach of or default  under the  agreements  assigned, granted  or pledged to the  Trustee  as  Collateral  or any other  Collateral,  (4) all  rights of each  Grantor to terminate,  amend,  supplement,  modify or waive performance under any agreements  assigned,  granted or pledged to the Trustee as Collateral,  to perform  thereunder and to compel  performance  and otherwise  exercise all remedies thereunder  and (5) to the extent not included in the foregoing,  all proceeds  receivable or received when any and all of the  foregoing  Collateral is sold,  collected,  exchanged or otherwise  disposed,  whether  voluntarily  or involuntarily:

(a)      All Asset  Sales  Proceeds  Accounts,  Chattel  Paper,  Commercial  Tort  Claims,  commodities,  commodity accounts,  contracts,  copyrights,  Documents,  Equipment,  equity interests,  Financial Assets, Fixtures,  General
Intangibles,  Goods, Instruments,  insurance,  intellectual property, Investment Related Property, leases, licenses
(other than  intellectual  property rights licensed to O'Sullivan by third parties for the  manufacturing  of items from  Inventory  where such license  cannot be  sublicensed  by  O'Sullivan),  letters of credit,  Letter of Credit
Rights,  Money, notes,  patents,  Payment  Intangibles,  permits,  receivables,  securities,  software,  Supporting
Obligations,  trade secrets,  trademarks and all other property of any type or nature, in each case, other than any
Excluded Assets;

(b)      all books and records,  including  computer  records and  software,  evidencing  or relating to any of the foregoing;

(c)      in the case of Holdings, all of the outstanding common stock of O'Sullivan; and

(d)      all Products and Proceeds of, and Accessions to, any of the foregoing.

SECTION 2.02......Retention of Certain  Rights.  So long as the Trustee has not exercised  remedies with respect to the  Collateral  under  this  Agreement  or any  other  Security  Document,  upon the  occurrence  and  during  the continuance  of an Event of Default,  each Grantor  reserves the right to exercise all voting and other rights with respect to the Collateral  (except as limited by the Security  Documents) and to receive all income,  dividends and other  distributions  from the  Collateral  (except as limited by the Security  Documents);  provided  that no vote shall be cast, right exercised or other action taken which could materially impair the Collateral.

SECTION 2.03......Obligations Secured; Ranking of Liens.

(a)      Each Grantor hereby agrees that the Note Priority Lien Collateral and the Credit  Agreement  Priority Lien
Collateral  shall each secure all of the Note Obligations of such Grantor  (including,  in the case of the Company, all of its present and future  liability under or for the Notes or any other Note  Obligation,  and, in the case of each other  Grantor,  all of its present and future  liability  under or for the Note  Guarantees or any other Note
Obligation).  It is understood and agreed that (i) the security  interest  granted to the Trustee,  for the benefit of Secured  Parties,  in the Note  Priority Lien  Collateral  is a first  priority  security  interest  (subject to
Permitted  Prior Liens) and (ii) the security  interest  (subject to Permitted  Prior Liens)  granted hereby to the
Trustee,  for the benefit of Secured Parties,  in the Credit  Agreement  Priority Lien Collateral is subject to and subordinate  to the Lien  securing the Credit  Agreement  Obligations  to the extent and as set forth herein and in the Intercreditor  Agreement,  dated as of September 29, 2003, by and among the Grantors,  General Electric Capital
Corporation,  as Agent,  (as defined in that certain Credit  Agreement,  dated  September 29, 2003 by and among the
Obligors  (as defined  therein),  the lenders  signatory  thereto  from time to time and General  Electric  Capital
Corporation, as agent) and the Trustee (as amended,  supplemented,  amended and restated or otherwise modified from time to time, the "Intercreditor Agreement").

ARTICLE III.......
                                          REPRESENTATIONS AND WARRANTIES

SECTION 3.01......Generally.  Each Grantor hereby represents and warrants that:

(a)      it owns the  Collateral  purported  to be owned by it or  otherwise  has the rights it purports to have in each item of  Collateral,  in each case free and clear of any and all Liens,  rights or claims of all other Persons other than Permitted Liens;

(b)      Such Grantor has been duly  organized as a corporation  solely under the laws of Delaware,  in the case of the  Company and  Holdings,  Virginia,  in the case of OSV,  and  Missouri,  in the case of OSF,  and such  Grantor remains  duly  existing  as such.  Such  Grantor  has not filed any  certificates  of  domestication,  transfer  or continuance in any other jurisdiction;

(c)      the  execution  and  delivery  of  this  Agreement  by  such  Grantor  and  the  performance  by it of its obligations  under this  Agreement  are within its  corporate or other powers and have been duly  authorized by all necessary corporate or other action;

(d)      (i) upon (A) the filing of UCC  financing  statements  naming  each  Grantor as debtor and the  Trustee as secured party and  describing  the  Collateral in the filing  offices set forth  opposite  such  Grantor's  name on
Schedule I(E)  hereof  (as such  Schedule may  be  amended  or  supplemented  from time to time) and other  filings delivered by each Grantor and (B) the  execution  and delivery of a control  agreement  pursuant to Section 4.02 of this  Agreement,  the  security  interests  granted  hereby to the  Trustee in the Note  Priority  Lien  Collateral
constitute  valid and  perfected  first  priority  Liens  (other than with  respect to Money and real  property and purchasers  and lessees of  Inventory  in the ordinary  course of business  and  non-exclusive  licenses of General
Intangibles  in the  ordinary  course of  business,  and subject in the case of priority  only to  Permitted  Prior
Liens) and (ii) the security  interests  (other than with respect to Money and real  property  and  purchasers  and lessees of Inventory in the ordinary course of business and  non-exclusive  licenses of General  Intangibles in the ordinary  course of business,  and subject to Permitted  Prior Liens)  granted  hereby to the Trustee in the Credit
Agreement  Priority  Lien  Collateral  constitute  valid  and  perfected  second  priority  Liens  subject  to  and subordinate to the Lien securing the Credit Agreement Obligations;

(e)      other  than the  financing  statements  filed  in  favor of the  Trustee,  no  effective  NYUCC  financing statement,  fixture filing or other instrument  similar in effect under any applicable law covering all or any part of the  Collateral  is on file in any filing or recording  office  except for (x)  financing  statements  for which proper termination  statements have been delivered to the Trustee for filing and (y) financing  statements filed in connection with Permitted Liens;

(f)      no  authorization,  approval  or other  action  by,  and no  notice to or filing  with,  any  Governmental
Authority or regulatory  body is required for either (i) the pledge or grant by any Grantor of the Liens  purported to be created in favor of the  Trustee  hereunder  or (ii) the  exercise  by Trustee of any rights or  remedies  in respect of any  Collateral  (whether  specifically  granted  or created  hereunder  or created or  provided  for by applicable  law),  except  (A) for the  filings  contemplated  by clause (d) above and (B) as may be  required,  in connection with the disposition of any Investment  Related Property,  by laws generally  affecting the offering and sale of Securities and as may be required under federal laws pertaining to Intellectual Property;

(g)      all actions and  consents,  including  all  filings,  notices,  registrations  and  recordings  reasonably necessary  or  desirable  for the  exercise  by the  Trustee of the  voting or other  rights  provided  for in this
Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

(h)      it has indicated on  Schedule I(A)  hereto (as such  Schedule may be amended or supplemented  from time to time):  (w) the type of organization  of such Grantor,  (x) the  jurisdiction of organization of such Grantor,  (y)
its  organizational  identification  number,  if any, and (z) the jurisdiction  where the chief executive office or its sole place of business  is, and for the one-year period preceding the date hereof has been, located;

(i)      the full  legal  name of such  Grantor  is as set forth on  Schedule I(A)  and it has not done in the last five (5) years,  and does not do,  business under any other name  (including any trade-name or fictitious  business name) except for those names set forth on  Schedule I(B)  (as such  Schedule may  be amended or  supplemented  from time to time);

(j)      except as provided on  Schedule I(C),  it has not changed its name,  jurisdiction of  organization,  chief executive  office or sole place of business or its corporate  structure in any way (e.g. by merger,  consolidation, change in corporate form or otherwise) within the past five (5) years;

(k)      such  Grantor  has not  within  the last five (5) years  become  bound  (whether  as a result of merger or otherwise) as debtor under a security  agreement  entered into by another  Person,  which has not  heretofore  been terminated  other than the  agreements  identified  on  Schedule I(D)  hereof (as such  Schedule may  be amended or supplemented from time to time);

(l)      with  respect to each  agreement  identified  on  Schedule I(D),  it has  indicated on  Schedule I(A)  and
Schedule I(B)  the  information  required  pursuant to Section  3.01(h) and (i) above with  respect to each Grantor under each such agreement;

(m)      all  material  information  supplied  by any  Grantor in writing in  connection  with the  drafting of the
Offering Circular of the Company,  dated as of September 25, 2003,  prepared in connection with the offering of the
Company's  Notes,  or as required  under the Note  Documents  with respect to any of the  Collateral  (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects; and

(n)      none of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the NYUCC).

SECTION 3.02......Intellectual Property. Each Grantor hereby represents and warrants that:

(a)      Schedule II  (as such  Schedule may  be amended or  supplemented  from time to time) sets forth a true and complete  list of (i) all  United  States,  state  and  foreign  registrations  of and  applications  for  Patents,
Trademarks,  and Copyrights  owned by each Grantor and (ii) all Patent Licenses,  Trademark  Licenses and Copyright
Licenses,  granting  rights in any Patents,  Trademarks or Copyrights  owned by Grantor and any other such licenses that are material to the business of such Grantor;

(b)      all  registrations  and  applications  for Copyrights,  Patents and Trademarks are standing in the name of each Grantor;

(c)      it is the sole and exclusive  owner of the entire right,  title,  and interest in and to all  Intellectual
Property on Schedule II (as such  Schedule may be amended or supplemented  from time to time),  and owns or has the valid right to use all other  Intellectual  Property used in or necessary to conduct its  business,  free and clear of all  Liens,  claims,  encumbrances  and  licenses,  except for  Permitted  Liens and the  Intellectual  Property
Licenses set forth on Schedule II (as each may be amended or supplemented from time to time);

(d)      all  material  Intellectual  Property  owned  by  Grantor  and,  to the best of the  Grantor's  knowledge, licensed to Grantor:  (i) is subsisting  (ii) to the best of the Grantor's  knowledge is valid and  enforceable and
(iii) has not been adjudged invalid or unenforceable, in whole or in part;

(e)      no action or  proceeding  before  any court or  administrative  authority  in  pending  or, to the best of
Grantor's knowledge,  threatened against Grantor challenging such Grantor's right to register,  the validity of, or such Grantor's rights to own, use, or license any material Intellectual Property;

(f)      to the knowledge of the Grantor,  except as set forth on Schedule  3.02(f),  the conduct of such Grantor's business does not infringe upon any trademark,  patent,  copyright,  trade secret or similar intellectual  property right owned or  controlled  by a third party;  to the  knowledge  of the  Grantor,  except as set forth on Schedule
3.02(f),  no claim is pending,  threatened or has been made that the conduct of such Grantor's  business or the use of any Intellectual Property owned or used by Grantor violates the asserted rights of any third party;

(g)      to the best of each  Grantor's  knowledge,  no third party is infringing  upon any  Intellectual  Property owned or used by such Grantor;

(h)      no settlement or consents,  covenants not to sue, nonassertion  assurances,  or releases have been entered into by each Grantor or to which each Grantor is bound that materially and adversely  effect such Grantor's  rights to own or use any Intellectual Property;

(i)      to the  knowledge  of the  Grantor,  there  is no  effective  financing  statement  or other  document  or instrument  now  executed,  or on file or  recorded  in any  public  office,  granting a  security  interest  in or otherwise encumbering any part of the Intellectual  Property,  other than with respect to purchasers and lessees of
Inventory in the ordinary  course of business and  non-exclusive  licenses of General  Intangibles  in the ordinary course  of  business,  in favor  of the  Trustee  or as may be  filed to  secure  Credit  Agreement  Priority  Lien
Collateral to the extent permitted pursuant to the terms of the Indenture and the Intercreditor Agreement; and

(j)      with respect to any  Intellectual  Property of a Grantor  issued by or  registered  with the United States
Patent and  Trademark  Office or the United  States  Copyright  Office or as to which  application  for issuance or registration  has been made,  such Grantor has executed and delivered to the Trustee a Patent  Security  Agreement,
Trademark  Security  Agreement  or Copyright  Security  Agreement,  as  applicable,  substantially  in the forms of
Exhibit B, Exhibit C or Exhibit D hereto,  respectively,  with  respect to such  Intellectual  Property,  and shall execute and deliver any other  document as may be necessary to perfect the  Trustee's  interest to any part of such
Intellectual Property.

SECTION 3.03......Stock of O'Sullivan.  Holdings hereby represents and warrants that  Schedule III  hereto (as such
Schedule may be amended or supplemented  from time to time) sets forth under the headings  "Pledged  Stock," all of the  Collateral  owned by such Grantor  constitute  the  percentage  of issued and  outstanding  shares of stock of
O'Sullivan thereof indicated on such Schedule.

ARTICLE IV........                                                .
                                               COVENANTS OF GRANTORS

SECTION 4.01......Delivery  of  Security  and  Instruments.  All  Collateral  consisting  of Common  Stock  will be represented by  certificated  securities  and each Grantor shall deliver all  certificated  securities,  promissory notes and other  instruments  evidencing or  representing  any Note Priority  Lien  Collateral or Credit  Agreement
Priority Lien Collateral  (subject,  in the case of any Credit  Agreement  Priority Lien  Collateral,  to the prior
Discharge of Credit  Agreement  Indebtedness or any Credit  Agreement  Requirements) to the Trustee for the benefit of the Secured  Parties as security for all of the Note  Obligations,  accompanied by duly executed  instruments of transfer or assignment in blank.

SECTION 4.02......Control.  Each  Grantor  agrees  that  with  respect  to any Asset  Sales  Proceeds  Accounts  or
Securities  Entitlements,  subject to the terms of the Indenture and the  Intercreditor  Agreement,  it shall cause the bank or securities  intermediary  maintaining such Asset Sales Proceeds Account to enter into an agreement,  in form and  substance  satisfactory  to the  Trustee,  pursuant to which it shall agree to comply with the  Trustee's
"entitlement  orders" and  "instructions"  without  further  consent by such Grantor and take such action as may be necessary or advisable to ensure the Trustee's  "control"  (within the meaning of Sections  8-106,  9-106 and 9-104 of the NYUCC) over such Asset Sales Proceeds  Account.  Each Grantor  further agrees that with respect to any other
Securities  Account  included in the  Collateral,  it shall cause the bank or securities  intermediary  maintaining such Securities Account to enter into an agreement,  in form and substance reasonably  satisfactory to the Trustee, pursuant to which it shall agree to comply  with the  Trustee's  "entitlement  orders" and  "instructions"  without further  consent by such Grantor and take such other action as may be  reasonably  necessary or advisable to ensure the Trustee's  "control" (within the meaning of Sections 8-106,  9-106 and 9-104 of the NYUCC) over such Securities
Account;  provided,  however,  that with  respect to any such  Securities  Account  constituting  Credit  Agreement
Priority  Lien  Collateral,  such Grantor shall not be obligated to comply with the  requirements  of this sentence until the Discharge of Credit Agreement Indebtedness.

SECTION 4.03......NYUCC  Article  8. To the  extent  that any  Collateral  constitutes  membership  or  partnership interests which the Grantor  controls,  such Grantor owing such interests shall cause the issuer of such Collateral to  elect  for  such  securities  to be  governed  by  Article  8 of the  NYUCC  and any  charter,  certificate  of incorporation  or other  organization  document of such  issuer  shall  explicitly  state that such  interests  are securities governed by Article 8 of the NYUCC.

SECTION 4.04......Defense of  Collateral.  To the extent  commercially  reasonable,  each Grantor  shall defend its title to the Collateral against the claims and demands of all Persons whomsoever.

SECTION 4.05......Maintenance of Perfected Security Interest; Further Documentation.

(a)      Each Grantor shall use commercially  reasonable  efforts to (i) maintain the security  interest created by this Agreement as a perfected  security  interest having a first priority  security  interest (subject to Permitted
Liens) in the Note Priority Lien Collateral and a second priority  security  interest  (subject to Permitted Liens)
in the  Credit  Agreement  Priority  Lien  Collateral  subject  and  subordinate  to all Liens at any time  granted attaching  to such Credit  Agreement  Priority  Lien  Collateral  as security for any Credit  Obligations  and (ii)
defend each such security  interest against the claims and demands of all Persons  whomsoever;  provided,  however, nothing in this Section 4.05 shall prohibit any sale of any Collateral in any manner permitted by the Indenture.

(b)      Each  Grantor  will  furnish to the Trustee  and the  Secured  Parties  from time to time  statements  and schedules  further  identifying  and  describing  the assets and property of such Grantor and such other reports in connection with the Trustee as the Trustee may reasonably request, all in reasonable detail.

(c)      Each Grantor shall at the expense of such Grantor  execute and deliver such  instruments  and documents as may be necessary or be required by applicable legal  requirements to maintain a first priority  perfected  security interest  (subject  to  Permitted  Liens) in the Note  Priority  Lien  Collateral  and a second  priority  security interest (subject to Permitted Liens) in the Credit Agreement  Priority Lien Collateral  subject and subordinate to all Liens at any time granted  attaching to such Credit  Agreement  Priority  Lien  Collateral  as security for any
Credit Obligations.

(d)      At any time and from time to time,  upon the written  request of the  Trustee,  and at the sole expense of such  Grantor,  such  Grantor  will  promptly  and duly  execute  and  deliver,  and have  recorded,  such  further instruments  and documents and take such further  actions as the Trustee may reasonably  request for the purpose of obtaining  or  preserving  the full  benefits  of this  Agreement  and of the  rights and  powers  herein  granted, including,  without  limitation,  (i) the filing of any financing or  continuation  statements  under the NYUCC (or other similar laws) in effect in any jurisdiction  with respect to the security  interests  created hereby and (ii)
in the case of any other  relevant  Collateral,  taking  any  actions  necessary  to enable  the  Trustee to obtain
"control" (within the meaning of the NYUCC as in effect in any applicable jurisdiction) with respect thereto.

SECTION 4.06......Trustee's Disclaimer.

(a)      Notwithstanding  anything  herein to the  contrary,  the Grantors  shall  remain  liable under each of its contracts  to  observe  and  perform  all the  conditions  and  obligations  to be  observed  and  performed  by it thereunder.  The  Trustee  shall have no  obligation  or  liability  under any  contract or license by reason of or arising out of this Agreement or the granting herein of the Liens thereon.

(b)      The Trustee shall not be responsible  for the existence,  genuineness or value of any of the Collateral or for the validity,  perfection,  priority or enforceability of the Liens in any of the Collateral,  whether impaired by  operation  of law or by reason of any action or  omission  to act on its part  hereunder,  except to the extent such action or omission  constitutes  gross  negligence or willful  misconduct on the part of the Trustee,  for the validity or  sufficiency of the Collateral or any agreement or assignment  contained  therein,  for the validity of the title of the Grantors to the  Collateral,  for insuring the  Collateral  or for the payment of taxes,  charges, assessment or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

SECTION 4.07......Change of Name;  Change of Jurisdiction of  Organization.  Each Grantor shall give the Trustee at least 30 days prior written notice before such Grantor  changes its name,  jurisdiction  of  organization or entity type.

SECTION 4.08......Post Closing Collateral.

         The  Company  shall at the  Company's  expense  within 30 days after the  Closing  Date duly  execute  and deliver to the  Trustee,  a control  agreement  mutually  agreeable to the Company and the Trustee in respect of an
Asset Sale  Proceeds  Account  and shall take such other  actions  which are  reasonably  necessary  to vest in the
Trustee  acting on behalf of the Secured  Parties a valid and perfected  first priority  security  interest in such
Asset Sale Proceeds Account.

ARTICLE V.........
                                                RIGHTS AND REMEDIES

SECTION 5.01......Event of Default  Defined.  The occurrence of an Event of Default under the  Indenture,  whatever the reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or  pursuant  to any  judgment,  decree  or  order of any  court or any  order,  rule or  regulation  of any
Collateral or governmental body, shall constitute an Event of Default hereunder.

SECTION 5.02......Remedies Upon Event of Default.
(a)      During any period during which an Event of Default shall have occurred and be  continuing,  subject to the terms of the  Indenture,  the Trustee shall have all rights and remedies of a secured party as in law or in equity, including,  without limitation,  the right, subject in the case of any Credit Agreement Priority Lien Collateral to the terms of the Intercreditor  Agreement,  to (but shall be under no obligation to), directly or by using an agent or broker, do any of the following:

(i)      proceed to protect and enforce the rights vested in it by this Agreement and under the NYUCC;

(ii)     cause all revenues  hereby pledged as security and all other moneys and other property  pledged  hereunder to be paid and/or  delivered  directly to it, and demand,  sue for, collect and receive any part or all of such moneys and property;

(iii)    cause any action at law or suit in equity or other  proceeding to be instituted  and prosecuted to collect or enforce any Note  Obligations of any Grantor,  or rights included in such  Collateral,  or for specific enforcement  of any covenant or  agreement  contained  herein,  in the  Indenture or under the  agreements assigned,  granted or pledged to the  Trustee,  or in aid of the  exercise of any power  therein or herein granted,  or for  any  foreclosure  hereunder  and  sale  under  a  judgment  or  decree  in any  judicial proceeding, or to enforce any other legal or equitable right vested in it by this Agreement or by law;

(iv)     subject to clause (d) of this Section 5.02,  foreclose or enforce any other agreement or other  instrument by or under or pursuant to which the Note Obligations of any Grantor are issued or secured;

(v)      in connection with any acceleration  and foreclosure,  subject to clause (d) of this Section 5.02, vote or exercise any and all of Grantors' rights or powers incident to its ownership of the Collateral;

(vi)     subject  to clause  (b) of this  Section  5.02,  sell,  lease or  otherwise  dispose of any or all of such
         Collateral,  in one or more  transactions,  and for cash or on  credit  or for  future  delivery,  without assumption  of any credit risk,  at any broker's  board or at public or private  sale,  without  demand of performance  or  notice  of  intention  to sell,  lease or  otherwise  dispose  of, or of time or place of disposition  (except  such  notice as is required by  applicable  statute and cannot be waived),  it being agreed  that the  Trustee  may be a  purchaser  or lessee on behalf of the  Secured  Parties or on its own behalf  at any such  sale and that  the  Trustee  or  anyone  else  who may be the  purchaser,  lessee  or recipient  for  value of any or all of such  Collateral  so  disposed  of shall,  upon  such  disposition, acquire all of any  Grantor's  rights  therein.  The  Trustee  may  adjourn any public or private  sale or cause the same to be  adjourned  from  time to time by  announcement  at the time and place  fixed for the same,  and such sale may,  without  further notice or  publication,  be made at any time or place to which the same may be so adjourned;

(vii)    incur expenses,  including  reasonable  attorneys'  fees,  consultants'  fees, and other costs  reasonably necessary to the exercise of any right or power under this Agreement;

(viii)   perform any  obligation  of any  Grantor  hereunder  or under any other Note  Security  Document  and make payments, purchase, contest or compromise any encumbrance, charge, or lien, and pay taxes and expenses;

(ix)     take  possession  of such  Collateral  and render it usable,  and repair and renovate  the same,  without, however,  any  obligation  so to do,  and  enter  upon any site  where  the same may be  located  for that purpose,  control,  manage,  operate,  rent  and  lease  such  Collateral,  either  separately  from or in conjunction  with the other Note Priority Lien  Collateral or Credit  Agreement  Priority Lien  Collateral
         (subject to the prior Discharge of the Credit  Agreement  Indebtedness),  as the case may be, necessary or useful to such  renovated  Collateral,  collect  all rents and income from such  Collateral  and apply the same to the payment or performance of the Note Obligations of any Grantor;

(x)      make any reasonable  compromise or settlement  deemed  desirable  with respect to any such  Collateral and may extend the time of payment,  arrange for payment  installments,  or otherwise modify the terms of, any such Collateral; and

(xi)     secure the  appointment  of a receiver  of such  Collateral  or any part  thereof,  without  notice to any
         Grantor.

(b)      If,  pursuant to applicable  law, prior notice of any action  described in Section  5.02(a) is required to be given to a Grantor,  such Grantor hereby  acknowledges that the minimum time required by such applicable law, or if no minimum is specified, ten Business Days, shall be deemed a reasonable notice period.

(c)      The Grantor  recognizes  that,  by reason of certain  prohibitions  contained  in the  Securities  Act and applicable  state  securities  laws  (collectively,  the  "Securities  Laws"),  the Trustee may be compelled,  with respect to any sale of all or any part of the Note  Priority Lien  Collateral  constituting  "securities,"  however defined in the Securities  Laws, to limit purchasers to those who will agree,  among other things,  to acquire such
Note Priority Lien  Collateral for their own account,  for investment  and not with a view to the  distribution  or resale  thereof.  Each  Grantor  acknowledges  that any such  private  sales  may be at  prices  and on terms  less favorable  to the Trustee than those  obtainable  through a public sale without the  restrictions  applicable  to a private sale and waives any claims against the Trustee and the Secured  Parties  arising by reason of the fact that the price at which the  Collateral  may have been sold at such a private  sale was less than the price  that  might have been  obtained at a public sale,  provided  that such private sale is conducted in a  commercially  reasonable manner.

(d)      The Trustee  agrees to not foreclose or exercise  voting  rights upon the  outstanding  O'Sullivan  common stock that  comprises  the Note  Priority Lien  Collateral  until the date which is at least 60 days  following the date on which all of the notes have been  declared to be due and payable  immediately  by the Trustee or Holders of at least  25% in  principal  amount  of the  then  outstanding  Notes or  immediately  prior  to the  filing  of an
Insolvency or Liquidation Proceeding.

(e)      Any action or  proceeding  to enforce  this  Agreement or any  agreement  under the  agreements  assigned, granted or pledged to the Trustee may be taken by the Trustee either in a Grantor's name or in the Trustee's name.

(f)      All  rights of  marshaling  of  assets of any  Grantor,  including  any such  right  with  respect  to the
Collateral, are hereby waived by each Grantor.

(g)      The Trustee shall incur no liability as a result of the sale of the  Collateral,  or any part thereof,  at any private sale pursuant to Section 5.02(a)  conducted in a commercially  reasonable  manner.  Each Grantor hereby waives any claims  against  the Trustee  and the  Secured  Parties  arising by reason of the fact that the price at which the  Collateral  may have been sold at such a private  sale was less than the price that might have  obtained at a public  sale or was less  than the  aggregate  amount  of the Note  Obligations  of the  Grantor,  even if the
Trustee  accepts the first offer  received and does not offer the  Collateral  to more than one offeree,  provided, that such private sale is conducted in a commercially reasonable manner.

SECTION 5.03.     Compliance With  Limitations and  Restrictions;  No Discount.  Each Grantor hereby agrees that in respect of any sale of any of the  Collateral  pursuant to the terms  hereof,  the Trustee is hereby  authorized to comply  with any  limitation  or  restriction  in  connection  with such sale as it may be  advised  by  counsel is necessary in order to avoid any  violation of  applicable  legal  requirements,  or in order to obtain any required approval of the sale or of the purchaser by any Governmental  Authority,  and each Grantor further agrees that such compliance  shall not  result in such  sale  being  considered  or deemed  not to have been made in a  commercially reasonable  manner,  nor shall the Trustee be liable or  accountable  to such Grantor for any  discount  allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 5.04.     Right to Cure.  In  addition  to the  foregoing  remedies,  the  Trustee  may,  but  shall not be obligated to, cure any Event of Default and incur  reasonable  fees, costs and expenses in doing so, in which event the Company shall,  subject to the Company's  right to dispute in good faith any such  reasonable  fees,  costs and expenses,  immediately  reimburse the Trustee within 10 days after demand for all such reasonable  fees,  costs and expenses,  together  with interest  thereon at the rate equal to the Trustee's  cost of funds from the date payable until the date repaid in full.

SECTION 5.05.     No Impairment of Remedies.  If the Trustee may, under applicable legal  requirements,  proceed to realize its benefits under this Agreement,  either by judicial  foreclosure or by non-judicial sale or enforcement, the Trustee may, at its sole option,  determine  which of its  remedies or rights it may pursue  without  affecting any of the rights and  remedies  of the Trustee  under this  Agreement.  If, in the  exercise of any of such rights and remedies,  the Trustee  shall forfeit any of its rights or remedies,  including any right to enter a deficiency judgment  against  such  Grantor  or any  other  Person,  whether  because  of any  applicable  legal  requirements pertaining to "election of remedies" or the like,  such Grantor hereby  consents to such action by the Trustee and, to the extent permitted by applicable  legal  requirements,  waives any claim based upon such action,  even if such action by the Trustee  shall  result in a full or partial  loss of any rights of  subrogation,  indemnification  or reimbursement  which  such  Grantor  might  otherwise  have had but for such  action  by the  Trustee  or the terms herein.  Any election of remedies  which  results in the denial or impairment of the right of the Trustee to seek a deficiency  judgment  against  any of the  parties  to any of the  Security  Documents  shall  not,  to the  extent permitted by applicable legal requirements,  impair such Grantor's obligation  hereunder.  In the event the Trustee shall bid at any  foreclosure  or trustee's  sale or at any private sale  permitted by legal  requirements  or this
Agreement,  the Trustee may bid all or less than the amount of the Note  Obligations.  To the extent  permitted  by applicable  legal  requirements,  the amount of the  successful  bid at any such sale,  whether  the Trustee or any other party is the successful  bidder,  shall be conclusively  deemed to be the fair market value of the Collateral and the  difference  between  such  bid  amount  and  the  remaining  balance  of the  Note  Obligations  shall  be conclusively deemed to be the amount of the Note Obligations.

SECTION 5.06.     Application  of  Proceeds.  Upon the  occurrence  and during the  continuation  of an  Actionable
Default,  the  proceeds  of any sale of or other  realization  upon,  all or any  part of the  Collateral  shall be applied  in  accordance  with  Section 3 of the  Intercreditor  Agreement  and  Article 10 of the  Indenture.  Each
Grantor shall remain liable for any deficiency.

SECTION 5.07.     Foreclosure  Waiver.  To the extent  permitted by legal  requirements,  each  Grantor  waives the posting of any bond  otherwise  required of the Trustee in  connection  with any judicial  process or proceeding to obtain possession of, replevy,  attach, or levy upon the Collateral,  to enforce any judgment or other security for its Note Obligations,  to enforce any judgment or other court order entered in favor of the Trustee,  or to enforce by specific performance,  temporary restraining order,  preliminary or permanent injunction,  this Agreement or any other  agreement  or document  between any  Grantor,  the Trustee and the Secured  Parties.  Each  Grantor  further agrees  that upon the  occurrence  and during the  continuation  of an Event of  Default,  the Trustee may elect to nonjudicially  or  judicially  foreclose  against  any real or  personal  property  security  it holds for the Note
Obligations  or any part  thereof,  or to exercise any other remedy  against any Grantor or any other  Person,  any security or any  guarantor,  even if the effect of that action is to deprive  such  Grantor of the right to collect reimbursement from any Person for any sums paid by such Grantor to the Trustee or any Secured Party.

SECTION 5.08.     Attorney-in-Fact.  Each Grantor hereby irrevocably  appoints the Trustee  attorney-in-fact,  with full  authority in the place and stead of such  Grantor and in the name of such  Grantor or otherwise  from time to time in the  Trustee's  discretion,  if an Event of Default  shall have  occurred  and be  continuing,  to take any action  and to  execute  any  instrument  to  enforce  all  rights  of such  Grantor,  including  the right to give appropriate  receipts,  releases and  satisfactions  for and on behalf of and in the name of the Grantor or, at the option of the Trustee,  in the name of the Trustee,  with the same force and effect as the Grantor could do if this
Agreement  had not been made.  Each  Grantor  hereby  acknowledges,  consents and agrees that the power of attorney granted pursuant to this Section 5.08 is irrevocable and coupled with an interest.

SECTION 5.09.     Voting.  So long as no Event of Default shall have occurred and be continuing:

(a)      except as otherwise  provided  under the  covenants  and  agreements  relating to the  Collateral  in this
Agreement  or  elsewhere  herein or in the  Indenture,  the Grantor  shall be entitled to exercise or refrain  from exercising  any and all voting  rights  pertaining  to the  Collateral  or any part  thereof  for any  purpose  not inconsistent  with the terms of this Agreement or the Indenture;  provided,  such Grantor shall give the Trustee at least five (5) Business  Days prior  written  notice of the manner in which it intends to exercise,  or the reasons for refraining from  exercising,  any such right;  it being  understood,  however,  that neither the voting by such
Grantor of any  Collateral  for, or such  Grantor's  consent to, the  election of directors  (or similar  governing body) at a regularly  scheduled  annual or other meeting of stockholders  or with respect to incidental  matters at any such  meeting,  nor such  Grantor's  consent  to or  approval  of any  action  otherwise  permitted  under this
Agreement and the Indenture,  shall be deemed  inconsistent with the terms of this Agreement or the Indenture,  and no notice of any such voting or consent need be given to the Trustee; and

(b)      the Trustee  shall  promptly  execute and deliver (or cause to be executed and  delivered)  to the Grantor all proxies,  and other  instruments  as such Grantor may from time to time  reasonably  request for the purpose of enabling  such  Grantor to  exercise  the voting  rights  when and to the extent  which it is  entitled to exercise pursuant to clause (a) above.

SECTION 5.10.     Reasonable  Care.  Beyond the exercise of  reasonable  care in the custody  thereof,  the Trustee shall have no duty as to any  Collateral in its  possession or control or in the possession or control of any agent or bailee or any income  thereon or as to the  preservation  of rights  against  prior  parties or any other rights pertaining  thereto,  and the Trustee shall not be responsible for filing any financing or continuation  statements or recording any  documents or  instruments  in any public  office at any time or times or otherwise  perfecting or maintaining  the  perfection  of any  security  interest in the  Collateral.  The  Trustee  shall be deemed to have exercised  reasonable  care in the  custody of the  Collateral  in its  possession  if the  Collateral  is accorded treatment  substantially  equal to that which it accords its own  property  and shall not be liable or  responsible for any  loss or  diminution  in the  value of any of the  Collateral,  by  reason  of the act or  omission  of any carrier, forwarding agency or other agent or bailee selected by the Trustee in good faith.

SECTION 5.11.     The Trustee.  Notwithstanding  anything to the contrary  contained in this  Agreement,  in acting under and by virtue of this Agreement,  the Trustee shall be entitled to all of the rights,  privileges,  benefits, and  immunities  provided  to it in the  Indenture;  provided,  however,  that any  forbearance  by the  Trustee in exercising  any right or remedy  available to it under the  Indenture  shall not give rise to a defense on the part of the Grantors  with respect to the  Trustee's  exercise of any right or remedy  pursuant to this  Agreement or as otherwise afforded by applicable law.

ARTICLE VI
                                             MISCELLANEOUS PROVISIONS

SECTION 6.01.     Notices.  Any communications,  including notices and instructions,  between the parties hereto or notices provided herein to be given may be given to the following addresses:

                  If to the Trustee:                 The Bank of New York
                                                     101 Barclay Street
                                                     Floor 8 West
                                                     New York, NY 10286
                                                     Fax:  (212) 815-5704

                  If to the Company
                  or any Grantor:                    O'Sullivan Industries, Inc.
                                                     1900 Gulf Street
                                                     Lamar, Missouri 64759
                                                     Phone:  (417) 682-8220
                                                     Fax:  (417) 682-8120

Each notice  hereunder shall be in writing and may be personally  served or sent by  telefacsimile or United States mail or courier  service and shall be deemed to have been given when delivered in person or by courier  service and signed for against receipt thereof,  upon receipt of  telefacsimile,  or three Business Days after depositing it in the United States mail with postage  prepaid and properly  addressed;  provided,  no notice to the Trustee shall be effective  until  received  by such  Person.  Any party  shall  have the right to change  its  address  for  notice hereunder to any other  location  within the  continental  United  States by giving of 30 days' notice to the other parties in the manner set forth hereinabove.

SECTION 6.02.     Benefit  of  Agreement.  Nothing  in this  Agreement,  expressed  or  implied,  shall  give or be construed  to give to any Person  other than the parties  hereto and the Secured  Parties,  any legal or  equitable right,  remedy or claim under this Agreement,  or under any covenants and provisions of this  Agreement,  each such covenant and provision being for the sole benefit of the parties hereto and the Secured Parties.

SECTION 6.03.     No Waiver;  Remedies  Cumulative.  No failure or delay on the part of the Trustee in the exercise of any power,  right or privilege  hereunder  or under any other Note  Document  shall impair such power,  right or privilege or be construed to be a waiver of any default or  acquiescence  therein,  nor shall any single or partial exercise of any such power,  right or privilege  preclude other or further  exercise thereof or of any other power, right or privilege.  The rights,  powers and remedies  given to the Trustee  hereby are  cumulative and shall be in addition to and  independent  of all rights,  powers and remedies  existing by virtue of any statute or rule of law or in any of the other Note  Documents.  Any forbearance or failure to exercise,  and any delay in exercising,  any right,  power or remedy  hereunder shall not impair any such right,  power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

SECTION 6.04.     Severability.  In case any  provision in or  obligation  hereunder  shall be invalid,  illegal or unenforceable  in any  jurisdiction,  the validity,  legality and  enforceability  of the  remaining  provisions or obligations,  or of such  provision or  obligation in any other  jurisdiction,  shall not in any way be affected or impaired thereby.

SECTION 6.05.     Amendments.  This  Agreement may not be amended,  modified or  supplemented,  except in a writing signed by each of the  parties  hereto and in  accordance  with the terms of the  Intercreditor  Agreement  and the
Indenture.

SECTION 6.06.     Headings.  Section  headings  herein are included  herein for  convenience  of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 6.07.     Governing Law. This Agreement,  including all matters of  construction,  validity and performance and matters relating to the creation,  validity,  perfection,  effect of perfection or non-perfection,  priority or enforcement  of the Lien of, and  security  interests  created  by, this  Agreement  upon the  Collateral  shall be governed by the laws of the State of New York,  without  reference  to the rules of conflict of law,  except to the extent  that  pursuant  to the  mandatory  choice  of law  provisions  the  perfection,  effect  of  perfection  or non-perfection or priority of the Lien and security interests hereunder,  or remedies hereunder,  in respect of any particular Collateral are governed by the laws of a jurisdiction other than New York.

SECTION 6.08.     CONSENT TO JURISDICTION.  All judicial  proceedings  brought against any party hereto arising out of or relating hereto or any other term loan document,  or any of the  obligations,  may be brought in any state or federal  court of competent  jurisdiction  in the State of New York. By executing and  delivering  this  agreement, each party  hereto,  for itself and in  connection  with its  properties,  irrevocably  (a) accepts  generally  and unconditionally  the  nonexclusive  jurisdiction  and venue of such  courts;  (b) waives  any  defense of forum non conveniens;  (c)  agrees  that  service  of all  process  in any such  proceeding  in any such court may be made by registered or certified  mail,  return  receipt  requested,  to the applicable  obligor at its address  provided in accordance  with  Section 6.01;  (d) agrees that  service as provided in clause (c) above is  sufficient  to confer personal  jurisdiction  over the  applicable  obligor  in any such  proceeding  in any such  court,  and  otherwise constitutes  effective and binding  service in every  respect;  and (e) agrees that each party  thereto  (including each  beneficiary  hereof)  retains the right to serve  process in any other  manner  permitted  by law or to bring proceedings against any obligor in the courts of any other jurisdiction.

SECTION 6.09.     WAIVER OF JURY TRIAL.  Each of the parties  hereto hereby agrees to waive its  respective  rights to a jury  trial of any claim or cause of action  based upon or  arising  hereunder  or under any of the other term loan  documents  or any  dealings  between  them  relating to the subject  matter of this loan  transaction  or the
lender/company   relationship   that  is  being   established.   The  scope  of  this  waiver  is  intended  to  be
all-encompassing  of any and all disputes  that may be filed in any court and that relate to the subject  matter of this  transaction,  including  contract  claims,  tort  claims,  breach of duty claims and all other common law and statutory  claims.  Each  party  hereto  acknowledges  that this  waiver is a material  inducement  to enter into a business relationship,  that each has already relied on this waiver in entering into this agreement,  and that each will  continue to rely on this waiver in its related  future  dealings.  Each party  hereto  further  warrants  and represents  that it has reviewed this waiver with its legal counsel and that it knowingly  and  voluntarily  waives its jury trial rights following  consultation with legal counsel.  This waiver is irrevocable,  meaning that it may not be modified either orally or in writing (other than by a mutual written waiver  specifically  referring to this
Section 6.09  and  executed  by each of the  parties  hereto),  and  this  waiver  shall  apply  to any  subsequent amendments,  renewals,  supplements or modifications hereto or any of the other term loan documents or to any other documents or agreements  relating to the loans made  hereunder.  In the event of litigation,  this agreement may be filed as a written consent to a trial by the court.

SECTION 6.10.     Successors  and Assigns.  The  provisions of this  Agreement  shall be binding upon, and inure to the benefit of, the parties  hereto and their  respective  successors  and  assigns,  provided  that no Grantor may assign or  otherwise  transfer any of its rights or  obligations  under this  Agreement  without the consent of the
Trustee (which consent may be withheld in its sole discretion).

SECTION 6.11.     Entire  Agreement.  This Agreement and any agreement,  document or instrument  attached hereto or referred to herein among the parties hereto  integrate all the terms and conditions  mentioned herein or incidental hereto and supersede all oral  negotiations  and prior  writings in respect of the subject  matter  hereof.  In the event of any conflict  between the terms,  conditions  and  provisions of this  Agreement  and any such  agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

SECTION 6.12.     Survival of Agreements.  All agreements,  covenants,  representations  and warranties made herein shall survive the execution and delivery of this Agreement.

SECTION 6.13.     Counterparts.  This  Agreement  may be  executed  in any  number of  counterparts  (including  by telecopy),  each of which when so executed and  delivered  shall be deemed an original,  but all such  counterparts together shall constitute but one and the same instrument.

SECTION 6.14.     Integration of Terms.  This  Agreement,  the Indenture and the other Note  Documents  contain the entire  agreement  among the parties hereto relating to the subject matter hereof and supersede all oral statements and prior writings with respect hereto.

SECTION 6.15.     Effectiveness.  This  Agreement  shall  become  effective  upon the  execution  of a  counterpart hereof by each of the  parties  hereto  and  receipt by each  Grantor  and the  Trustee  of  written or  telephonic notification of such execution and authorization of delivery thereof.

SECTION 6.16.     Intercreditor  Agreement.  The  security  interest  of the  Trustee  granted  hereunder  and  the performance  by the Trustee of its  obligations  under this  Agreement and the exercise of its rights  hereunder is subject in all respects to the provisions of the Intercreditor Agreement and Article 10 of the Indenture.

SECTION 6.17.     Additional  Obligors.  The  Company  will cause each  Subsidiary  of the Company  that  becomes a
Grantor or is required to become a party to this  Agreement  under the Section  4.20 of the  Indenture  to become a party to this  Agreement,  for all  purposes  of this  Agreement  on the  terms set forth  herein  applicable  to a
Grantor,  by causing such  Subsidiary to execute and deliver to the parties hereto a Joinder  Agreement,  whereupon such  Subsidiary  shall be bound by the terms hereof to the same extent as if it had executed  and  delivered  this
Agreement as a Grantor as of the date hereof.

SECTION 6.18.     Performance  by  Grantors.  Notwithstanding  anything  to  the  contrary,  no  Grantor  shall  be required to perform any covenant or agreement of this  Security  Agreement  as to Credit  Agreement  Priority  Lien
Collateral to the extent of any Credit Agreement  Requirement as to such Credit Agreement  Priority Lien Collateral and for so long as such Credit Agreement Requirement continues.

SECTION 6.19.     Release of Security  Interests.  The  security  interests  granted  hereunder  in any  Collateral shall be  automatically  released  in the manner,  at the times and to the extent  specified  in the  Intercreditor
Agreement or as may be permitted under Section 11.04 of the Indenture.  Upon any such release or  termination,  the
Trustee will, at the Company's sole expense,  deliver to the Company,  without any  representations,  warranties or recourse of any kind  whatsoever,  all  Collateral  held by the Trustee  hereunder in which a security  interest is granted  hereunder is released or terminated,  and execute and deliver to the Company such documents as the Company shall reasonably request to evidence such request or termination.

                                                 [Signature Page to follow]

         IN WITNESS  WHEREOF,  the Grantors and the Trustee have caused this Agreement to be duly executed by their member or officer thereunto duly authorized, as of the day and year first written above.

                                                 O'Sullivan Industries, Inc.

                                                 By:
                                                      Name:
                                                      Title:

O'SULLIVAN INDUSTRIES HOLDINGS, INC.

By:
     Name:
     Title:

O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

By:
     Name:
     Title:

O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

By:
     Name:
     Title:

The Bank of New York,
as Trustee

By:
     Name:
     Title:

                                                                                                         SCHEDULE I
                                                                                   TO PLEDGE AND SECURITY AGREEMENT

                                                GENERAL INFORMATION

                           (A)      Full Legal Name,  Type of  Organization,  Jurisdiction of  Organization,  Chief
Executive  Office/Sole  Place of  Business  (or  Residence  if  Grantor  is a Natural  Person)  and  Organizational
Identification Number of each Grantor:

                                                                             Chief Executive         Organization
                                                    Jurisdiction of       Office/Sole Place of   --------------------
    Full Legal Name       Type of Organization        Organization              Business                I.D. #

O'Sullivan   Industries,       corporation              Delaware
Inc.                                                                        1900 Gulf Street
                                                                            Lamar, Missouri
                                                                               64759-1849              0719723
                               corporation              Delaware

                                                                            1900 Gulf Street
O'Sullivan Industries                                                       Lamar, Missouri
Holdings, Inc.                                                                 64759-1849              00391356
                               corporation

                                                                            1900 Gulf Street
O'Sullivan Industries -                                                     Lamar, Missouri
Virginia, Inc.                                          Virginia               64759-1849              0316229
                               corporation

                                                                            1900 Gulf Street
O'Sullivan Furniture                                                        Lamar, Missouri
Factory Outlet, Inc.                                    Missouri               64759-1849              0506237

                           (B)      Other Names (including any Trade-Name or Fictitious  Business Name) under which each Grantor has conducted business for the past five (5) years:

                      Name of Grantor                                               Other Name
                                                             O'Sullivan Furniture

O'Sullivan Furniture Factory Outlet, Inc.

                           (C)      Changes in Name,  Jurisdiction of Organization,  Chief Executive Office or Sole
Place of Business and Corporate Structure within past five (5) years:

                      Full Legal Name                                 Trade Name or Fictitious Business Name
None

                           (D)      Agreements  pursuant to which any  Grantor is found as debtor  within past five
(5) years:

         Pursuant to a Credit  Agreement,  dated as of November 30, 1999 (as amended by the First Amendment,  dated as of November 30, 1999, the Second Amendment,  dated as of January 30, 2001, the Third Amendment,  dated as of May
15, 2002,  and the Fourth  Amendment,  dated as of June 30,  2003) among  O'Sullivan  Industries,  Inc., a Delaware corporation,  O'Sullivan  Industries  Holdings,  Inc., a Delaware  corporation,  the lenders party thereto,  Lehman
Commercial Paper Inc., as administrative  agent,  Lehman Brothers Inc., as advisor,  book manager and lead arranger and Wachovia Bank, N.A., as syndication  agent,  O'Sullivan  Industries,  Inc. is the obligor under a senior credit facility, totaling $175.0 million.

                           (E)      Financing Statements:

                      Name of Grantor                                         Filing Jurisdiction(s)
None.

                                                                                                        SCHEDULE II
                                                                                   TO PLEDGE AND SECURITY AGREEMENT

                                               INTELLECTUAL PROPERTY

                  (A)      Copyrights

                           None.

                  (B)      Copyright Licenses

                           None.

                  (C)      Patents

                                           U.S. PATENT APPLICATIONS/REGISTRATIONS

-------------------------------------- ----------------------------- -------------------------------------
Patent Name                            Serial/Patent No.             File/Grant Date
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Adjustable Furniture Assembly          10/365,045 (Application)      2/12/03
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Decorative    Wooden   Articles   and  6,593,006                     07/15/03
Method of Fabricating
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Drawer Slide  (System for  Assembling  5,457,867                     10/17/95
Furniture)
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
L-Mar  Tester  (System  & Method  for  5,804,706                     09/08/98
Measuring   the  Mar   Resistance  of
Materials)
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Media Storage System and Method        6,234,595                     05/22/01
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Router  Pod   (Vacuum   Pod   Support  5,853,169                     12/29/98
System)
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Adjustable Television Stand            Des 29/178,805 (Application)  07/14/03
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Corner Armoire Workstation             D409,855                      02/19/98
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Cockpit (Corner Computer Workstation)  D386,015                      11/11/97
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Cockpit (Corner Computer Workstation)  D391,415                      03/03/98
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Cockpit (Corner Computer Workstation)  D381,222                      07/22/97
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Cockpit (Corner Computer Workstation)  D381,530                      07/29/97
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Cockpit (Corner Computer Workstation)  D382,419                      08/19/97
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Digital   Dock    (Corner    Computer  D466,720                      12/10/02
Workstation)
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Workcenter (Desk)                      D359,401                      06/20/95
-------------------------------------- ----------------------------- -------------------------------------
-------------------------------------- ----------------------------- -------------------------------------
Workcenter (Desk)                      D330,126                      10/13/92
-------------------------------------- ----------------------------- -------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                               INTERNATIONAL PATENTS
         ----------------- ---------------------- -------------------------- ----------------- ----------------------
         Country           Title                  App/Pub/Patent No.         Date Filed        Last Listed Status
         ----------------- ---------------------- -------------------------- ----------------- ----------------------
         ----------------- ---------------------- -------------------------- ----------------- ----------------------
         Canada            Corner  Computer Work  2386749                    5/17/02           Open Application
                           Center
         ----------------- ---------------------- -------------------------- ----------------- ----------------------
         ----------------- ---------------------- -------------------------- ----------------- ----------------------
         Great Britain/UK  Corner  Computer Work  2379602                    5/28/02           Published
                           Center
         ----------------- ---------------------- -------------------------- ----------------- ----------------------

-------------------------------------------------------------------------------------------------------------------

                  (D)      Patent Licenses

                           None.

                  (E)      Trademarks

                                                   INTERNATIONAL
                                INTERNATIONAL TRADEMARK APPLICATIONS/REGISTRATIONS

                                "O'SULLIVAN" - International Class 20 Registrations

------------------------------- --------------------- -------------------------- -------------------------
           Country                  Application/            Application/                  Status
                                --------------------
                                  Registration No.        Registration Date
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Argentina                       1.524.996             31 May 1994                Applied for renewal 19
                                                                                 August 2003
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Australia                       789670                25 August 2000             Registered; Expires 29
                                                                                 March 2009
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Benelux                         509,231               01 September 1992          Registered; Expires 13
                                                                                 February 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Canada                          348,461               2 December 1988            Registered; Expires 02
                                                                                 December 2018
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Czech Republic                  175 213               11 March 1994              Registered; Expires 27
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Estonia                         15.198                27 March 1995              Registered; Expires 27
                                                                                 March 2005
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Europe - CTM                    000037945             23 January 1998            Registered; Expires 01
                                                                                 April 2006
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
France                          92 403 247            06 January 1993            Registered; Expires 29
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Germany                         2033140               24 February 1993           Registered; Expires 31
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Japan                           2669641               31 May 1994                Registered; Expires 31
                                                                                 May 2004
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Latvia                          M 30980               20 November 1995           Registered; Expires 27
                                                                                 January 2013
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Lithuania                       21889                 08 December 1995           Registered; Expires 10
                                                                                 October 2013
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Mexico                          422,744               28 September 1992          Registered; Expires 25
                                                                                 March 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Panama                          7656601               26 July 1995               Registered; Expires 26
                                                                                 July 2005
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Paraguay                        237876                20 March 1992              Registered; Expires 20
                                                                                 March 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Peru                            95.920                21 February 1992           Registered; Expires 14
                                                                                 February 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Saudi Arabia                    265/40                22 September 1992          Registered - Final
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Slovak Republic                 175 215               1995  April 24             Registered; Expires 27
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Sweden                          261633                11 November 1994           Registered; Expires 10
                                                                                 November 2004
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
United Kingdom                  2011778               21 February 1995           Pending
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Uruguay                         259.951               2 July 1993                Registered; Applied for
                                                                                 renewal August 2003
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Russia                          111,251               28 May 1993                Registered; Expires 28
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Venezuela                       32120                 1994  06/10                Registered; Expires 7
                                                                                 April 2004
------------------------------- --------------------- -------------------------- -------------------------

-------------------------------------------------------------------------------------------------------------------

                      "O'SULLIVAN FURNITURE and Design" - International Class 20 Registrations
      ----------------------- ----------------------------- ---------------------------- ---------------------
             Country                  Application/                 Application/                 Status
                              ----------------------------
                                    Registration No.             Registration Date
      ----------------------- ----------------------------- ---------------------------- ---------------------
      ----------------------- ----------------------------- ---------------------------- ---------------------
      Australia               897492                        30 October 2001              Registered; Expires
                                                                                         7 December 2011
      ----------------------- ----------------------------- ---------------------------- ---------------------
      ----------------------- ----------------------------- ---------------------------- ---------------------
      Canada                  Application No. 1124377       06 December 2001             Pending
      ----------------------- ----------------------------- ---------------------------- ---------------------
      ----------------------- ----------------------------- ---------------------------- ---------------------
      European (CTM)          Application No. 2524395       04 January 2002              Pending
      ----------------------- ----------------------------- ---------------------------- ---------------------
      ----------------------- ----------------------------- ---------------------------- ---------------------
      Mexico                  Application No. 78090840      30 October 2001              Pending
      ----------------------- ----------------------------- ---------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------

                                                   INTERNATIONAL
                                INTERNATIONAL TRADEMARK APPLICATIONS/REGISTRATIONS

                                "O'SULLIVAN" - International Class 20 Registrations

------------------------------- --------------------- -------------------------- -------------------------
           Country                  Application/            Application/                  Status
                                --------------------
                                  Registration No.        Registration Date
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Argentina                       1.524.996             31 May 1994                Applied  for  renewal 19
                                                                                 August 2003
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Australia                       789670                25 August 2000             Registered;  Expires  29
                                                                                 March 2009
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Benelux                         509,231               01 September 1992          Registered;  Expires  13
                                                                                 February 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Canada                          348,461               2 December 1988            Registered;  Expires  02
                                                                                 December 2018
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Czech Republic                  175 213               11 March 1994              Registered;  Expires  27
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Estonia                         15.198                27 March 1995              Registered;  Expires  27
                                                                                 March 2005
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Europe - CTM                    000037945             23 January 1998            Registered;  Expires  01
                                                                                 April 2006
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
France                          92 403 247            06 January 1993            Registered;  Expires  29
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Germany                         2033140               24 February 1993           Registered;  Expires  31
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Japan                           2669641               31 May 1994                Registered;  Expires  31
                                                                                 May 2004
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Latvia                          M 30980               20 November 1995           Registered;  Expires  27
                                                                                 January 2013
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Lithuania                       21889                 08 December 1995           Registered;  Expires  10
                                                                                 October 2013
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Mexico                          422,744               28 September 1992          Registered; Expires 25
                                                                                 March 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Panama                          7656601               26 July 1995               Registered; Expires 26
                                                                                 July 2005
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Paraguay                        237876                20 March 1992              Registered; Expires 20
                                                                                 March 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Peru                            95.920                21 February 1992           Registered; Expires 14
                                                                                 February 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Saudi Arabia                    265/40                22 September 1992          Registered - Final
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Slovak Republic                 175 215               1995  April 24             Registered; Expires 27
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Sweden                          261633                11 November 1994           Registered; Expires 10
                                                                                 November 2004
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
United Kingdom                  2011778               21 February 1995           Pending
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Uruguay                         259.951               2 July 1993                Registered; Applied for
                                                                                 renewal August 2003
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Russia                          111,251               28 May 1993                Registered; Expires 28
                                                                                 January 2012
------------------------------- --------------------- -------------------------- -------------------------
------------------------------- --------------------- -------------------------- -------------------------
Venezuela                       32120                 1994  06/10                Registered; Expires 7
                                                                                 April 2004
------------------------------- --------------------- -------------------------- -------------------------

                      "O'SULLIVAN FURNITURE and Design" - International Class 20 Registrations
-------------------------------------------------------------------------------------------------------------------
      ----------------------- ----------------------------- ---------------------------- ---------------------
             Country                  Application/                 Application/                 Status
                              ----------------------------
                                    Registration No.             Registration Date
      ----------------------- ----------------------------- ---------------------------- ---------------------
      ----------------------- ----------------------------- ---------------------------- ---------------------
      Australia               897492                        30 October 2001              Registered; Expires
                                                                                         7 December 2011
      ----------------------- ----------------------------- ---------------------------- ---------------------
      ----------------------- ----------------------------- ---------------------------- ---------------------
      Canada                  Application No. 1124377       06 December 2001             Pending
      ----------------------- ----------------------------- ---------------------------- ---------------------
      ----------------------- ----------------------------- ---------------------------- ---------------------
      European (CTM)          Application No. 2524395       04 January 2002              Pending
      ----------------------- ----------------------------- ---------------------------- ---------------------
      ----------------------- ----------------------------- ---------------------------- ---------------------
      Mexico                  Application No. 78090840      30 October 2001              Pending
      ----------------------- ----------------------------- ---------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------

                  (F)      Trademark Licenses

                           The  License  Agreement  by and  between  O'Sullivan  Industries,  Inc.  and The Coleman
         Company, Inc. dated as of January 1, 2003.

                  (G)      Trade Secret Licenses

                           None.

                                                                                                       SCHEDULE III
                                                                                   TO PLEDGE AND SECURITY AGREEMENT

                                            INVESTMENT RELATED PROPERTY

         Pledged Stock:

================ ============= ============ ================ =============== ========== ============ =================
    Grantor      Stock Issuer   Class of     Certificated        Stock       Par Value    No. of           % of
                                                                                                       Outstanding
                                                              Certificate                 Pledged      Stock of the
                                  Stock          (Y/N)            No.                      Stock       Stock Issuer

O'Sullivan       O'Sullivan
Industries       Industries,
Holdings, Inc.   Inc.            common            Y               4           $1.00        100            100%
================ ============= ============ ================ =============== ========== ============ =================

         Pledged Debt:

                  The Note by and between  O'Sullivan  Industries,  Inc. and X-Axis,  LP dated as of March 21, 2002 for a principal amount of $325,000.

         Securities Account:

                  None.

         Commodities Accounts:

                  None.

                                                                                                   SCHEDULE 3.02(f)
                                                                                   TO PLEDGE AND SECURITY AGREEMENT

The Grantors are a party to various pending legal actions.  These include the following:

(a)      Studio RTA (January 2003) litigation for alleged design patent infringement.

(b)      Solaia Technology LLC (September 2003) litigation for alleged design patent infringement.

(c)      Decade Industries (October 1999) litigation for alleged design patent infringement.

(d)      Expressions in Furniture (October 1999) litigation for alleged trademark infringement.

                                                                                                          EXHIBIT A
                                                                               to the Pledge and Security Agreement

The Bank of New York,
    as Trustee
101 Barclay Street
Floor 8 West
New York, NY 10286

                                                 JOINDER AGREEMENT

                  The undersigned,  [INSERT  OBLIGOR'S NAME], a [INSERT  DESCRIPTION OF OBLIGOR],  hereby agrees to become party to the Pledge and Security  Agreement  dated as of September 29, 2003 (the "Security  Agreement"),  by
and among O'Sullivan  Industries,  Inc., a Delaware  corporation (the "Company"),  O'Sullivan  Industries Holdings,
Inc.,  a Delaware  corporation,  the  subsidiaries  of the  Company  party  thereto,  and The Bank of New York,  as
Trustee,  for all purposes  thereof on the terms set forth therein  applicable to a "Grantor",  as defined therein, and to be bound by the terms of the Security  Agreement as fully as if the  undersigned  had executed and delivered the Security  Agreement as a Grantor  thereunder as of the date thereof.  The undersigned  hereby  assigns,  grants and pledges to the Trustee a first priority  security interest in all of the estate,  right,  title and interest of such  Grantor in the Note  Priority  Lien  Collateral  (subject to  Permitted  Prior  Liens) and a second  priority security  interest  in all of the  estate,  right,  title and  interest  of such  Grantor in the  Credit  Agreement
Priority Lien  Collateral  (subject to Permitted  Prior Liens) subject to and  subordinate to all Liens at any time granted  attaching to such Credit  Agreement  Priority Lien  Collateral as security for any Credit  Obligations  to secure the timely payment and  performance in full of its Note  Obligations,  whether now  outstanding or hereafter acquired.

                  The  provisions  of Article VI of the  Security  Agreement  shall  apply with like effect to this
Joinder.

                  IN  WITNESS   WHEREOF,   the   undersigned   has  executed  and  delivered  this  Joinder  as  of
___________________, 20____.

                                                     [___________________________________]

                                                     By:
                                                          Name:
                                                          Title:

                                                                                                          EXHIBIT B
                                                                               to the Pledge and Security Agreement

                                             PATENT SECURITY AGREEMENT

         This PATENT SECURITY AGREEMENT, dated as of [_____], 2003 (this "Agreement"), is by and among O'Sullivan
Industries, Inc., a Delaware corporation ("O'Sullivan" or the "Company"), O'Sullivan Industries - Virginia, Inc.,
a Virginia corporation ("OSV"),  O'Sullivan Furniture Factory Outlet, Inc., a Missouri corporation ("OSF" and together with the Company, OSV, and any other Person that executes a Joinder Agreement, each a "Grantor" and collectively, the "Grantors") and The Bank of New York, in its capacity of trustee (together with its successors in such capacity, the "Trustee").

                                               W I T N E S S E T H :
         WHEREAS, the Company has entered into an Indenture, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture") with The Bank of New
York, as Trustee (in such capacity, the "Trustee") pursuant to which it is issuing, as of the date hereof 10.63%
Senior Secured Notes due 2008 in the original aggregate principal amount of $100,000,000 (collectively, and together with any additional notes issued under such Indenture, the "Notes");

         WHEREAS, in connection with the Indenture, each Grantor and O'Sullivan Industries Holdings, Inc., a
Delaware corporation ("Holdings"), has executed and delivered the Security and Pledge Agreement dated as of
September 29, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the
"Security Agreement");

         WHEREAS, pursuant to Section 3.02 of the Security Agreement, each Grantor is required to execute and deliver this Agreement and to grant to the Trustee a continuing security interest in all Patent Collateral (as described below) to secure the Note Obligations;

         WHEREAS the Grantors, Holdings, General Electric Capital Corporation, as Agent, (as defined in that certain Credit Agreement, dated September 29, 2003 by and among the Obligors (as defined therein), the lenders signatory thereto from time to time and General Electric Capital Corporation, as agent) and the Trustee have entered into an Intercreditor Agreement dated as of September 29, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Intercreditor Agreement"); and

         WHEREAS pursuant to the terms of the Indenture and subject to the terms of the Intercreditor Agreement, the Trustee has agreed to accept the pledge and assignment and the grant of a security interest under this
Agreement as security for the Note Obligations.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce potential purchasers to purchase the Notes, each Grantor agrees with the
Trustee, for the benefit of itself, the Trustee and each Holder as follows:

         SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference)
in the Security Agreement.

         SECTION 2.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of Note Obligations, each Grantor hereby mortgages, pledges and hypothecates to the Trustee, and grants to the Trustee a security interest in, for its benefit and the benefit of each Holder, all of the following property, whether now owned or hereafter existing or acquired by such Grantor (the "Patent Collateral"):

                  (a)  all of its letters patent and applications for letters patent in the United States, including all patent applications in preparation for filing anywhere in the United States, each patent and each patent application referred to in Item A of Schedule I attached hereto;

                  (b)  all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                  (c)  all of its patent licenses and other agreements providing it with the right to use any items of the type referred to in clauses (a) and (b), including each patent license referred to in Item
         B of Schedule I attached hereto;

                  (d)  the right to sue third parties for past, present or future infringements of any Patent
         Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and

                  (e)  all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits).

         SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by each Grantor for the purpose of registering the security interest of the Trustee in the Patent Collateral with the United States
Patent and Trademark Office.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Trustee for its benefit and the benefit of each Holder under the Security Agreement.  The Security Agreement (and all rights and remedies of the Trustee) shall remain in full force and effect in accordance with its terms.

         SECTION 4.  Release of Security Interest.  The security interests granted hereunder in any Collateral shall automatically be released in the manner, at the times and to the extent specified in the Intercreditor
Agreement or as may be permitted by the Indenture.  In addition, upon the payment in full of all Note Obligations and the discharge of the Indenture, the security interests granted hereunder shall automatically terminate.  Upon any such release or termination, the Trustee will, at the Company's request and sole expense, deliver to the
Company, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the
Trustee hereunder in which the security interest granted hereunder is released or terminated, and execute and deliver to the Company such documents as the Company shall reasonably request to evidence such release or termination.

         SECTION 5.  Acknowledgment.  Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Trustee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6.    Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Trustee pursuant to this Agreement and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement.

         SECTION 7.        Performance by Grantors.  Notwithstanding anything to the contrary, no Grantor shall be required to perform any covenant or agreement of this Agreement as to Credit Agreement Priority Lien
Collateral to the extent of any Credit Agreement Requirement as to such Credit Agreement Priority Lien Collateral and so long as such Credit Agreement Requirement continues.

         SECTION 8.        Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 9.        Governing  Law.  This  Agreement,  including all matters of  construction,  validity and performance and matters relating to the creation,  validity,  perfection,  effect of perfection or  non-perfection, priority  or  enforcement  of the Lien of, and  security  interests  created  by,  this  Agreement  upon the Patent
Collateral  shall be governed by the laws of the State of New York,  without  reference to the rules of conflict of law,  except to the extent that  pursuant to the  mandatory  choice of law  provisions  the  perfection,  effect of perfection or non-perfection or priority of the Lien and security interests  hereunder,  or remedies hereunder,  in respect of any particular Patent Collateral are governed by the laws of a jurisdiction other than New York.

         SECTION 10.        The  Trustee.  Notwithstanding  anything to the contrary  contained in this  Agreement, in acting under and by virtue of this  Agreement,  the Trustee shall be entitled to all of the rights,  privileges, benefits, and immunities provided to it in the Security Agreement.

                               [The remainder of page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                 O'Sullivan Industries, Inc.

                                                 By:
                                                      Name:
                                                      Title:

O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

By:
     Name:
     Title:

O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

By:
     Name:
     Title:

The Bank of New York,
as Trustee

By:
     Name:
     Title:

                                                                                                         SCHEDULE I
                                                                                       to Patent Security Agreement

Item A.  Patents

                                                     Issued Patents

                               Patent No.              Issue Date             Inventor(s)       Title

                                              Pending Patent Applications

                               Serial No.             Filing Date             Inventor(s)       Title

                                           Patent Applications in Preparation

                               Docket No.         Expected Filing Date        Inventor(s)       Title

Item B.  Patent Licenses

                          Licensor            Licensee        Effective Date     Expiration Date     Subject Matter

                                                                                                          EXHIBIT C
                                                                               to the Pledge and Security Agreement

                                           TRADEMARK SECURITY AGREEMENT

         This TRADEMARK SECURITY AGREEMENT, dated as of [____], 2003 (this "Agreement") is by and among
O'Sullivan Industries, Inc., a Delaware corporation ("O'Sullivan" or the "Company"), O'Sullivan Industries -
Virginia, Inc., a Virginia corporation ("OSV"),  O'Sullivan Furniture Factory Outlet, Inc., a Missouri
corporation ("OSF" and together with the Company, OSV and any other Person that executes a Joinder Agreement, each a "Grantor" and collectively, the "Grantors") and The Bank of New York, in its capacity of trustee (together with its successors in such capacity, the "Trustee").

                                               W I T N E S S E T H :
         WHEREAS, the Company has entered into an Indenture, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture") with The Bank of New
York, as Trustee (in such capacity, the "Trustee") pursuant to which it is issuing, as of the date hereof  10.63%
Senior Secured Notes due 2008 in the original aggregate principal amount of $100,000,000 (collectively, and together with any additional notes issued under such Indenture, the "Notes");

         WHEREAS, in connection with the Indenture, each Grantor and O'Sullivan Industries Holdings, Inc., a
Delaware corporation ("Holdings") has executed and delivered the Security and Pledge Agreement dated as of
September 29, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the
"Security Agreement");

         WHEREAS, pursuant to Section 3.02 of the Security Agreement, each Grantor is required to execute and deliver this Agreement and to grant to the Trustee a continuing security interest in all Trademark Collateral (as described below) to secure the Note Obligations;

         WHEREAS the Grantors, Holdings, General Electric Capital Corporation, as Agent, (as defined in that certain Credit Agreement, dated September 29, 2003 by and among the Obligors (as defined therein), the lenders signatory thereto from time to time and General Electric Capital Corporation, as agent) and the Trustee have entered into an Intercreditor Agreement dated as of September 29, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Intercreditor Agreement"); and

         WHEREAS pursuant to the terms of the Indenture and subject to the terms of the Intercreditor Agreement, the Trustee has agreed to accept the pledge and assignment and the grant of a security interest under this
Agreement as security for the Note Obligations.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce potential purchasers to purchase the Notes, each Grantor agrees with the
Trustee, for the benefit of itself, the Trustee and each Holder as follows:

         SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference)
in the Security Agreement.

         SECTION 2.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of its Note Obligations, each Grantor hereby mortgages, pledges and hypothecates to the Trustee, and grants to the Trustee a security interest in, for its benefit and the benefit of each Holder, all of the following property (the "Trademark Collateral"), whether now owned or hereafter existing or acquired by it:

                  (a)  (i)  all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature covered in clause (c) below, now existing or hereafter adopted or acquired in the United States, including those referred to in Item A of Schedule I attached hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any
         office or agency of the United States of America or any State thereof, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the "Trademark");

                  (b)  all Trademark licenses for the grant by or to such Grantor of any right to use any
         Trademark, including each Trademark license referred to in Item B of Schedule I attached hereto;

                  (c)  all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a) and, to the extent applicable, clause (b);

                  (d)  the right to sue third parties for past, present and future infringements of any Trademark
         Collateral described in clause (a) and, to the extent applicable, clause (b); and

                  (e)  all proceeds of, and rights associated with, the foregoing, including any claim by such
         Grantor against third parties for past, present or future infringement or dilution of any Trademark,
         Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

         SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by each Grantor for the purpose of registering the security interest of the Trustee in the Trademark Collateral with the United States
Patent and Trademark Office.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Trustee for its benefit and the benefit of each Holder under the Security Agreement.  The Security Agreement (and all rights and remedies of the Trustee) shall remain in full force and effect in accordance with its terms.

         SECTION 4.  Release of Security Interest.  The security interests granted hereunder in any Collateral shall automatically be released in the manner, at the times and to the extent specified in the Intercreditor
Agreement or as may be permitted by the Indenture.  In addition, upon the payment in full of all Note Obligations and the discharge of the Indenture, the security interests granted hereunder shall automatically terminate.  Upon any such release or termination, the Trustee will, at the Company's request and sole expense, deliver to the
Company, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the
Trustee hereunder in which the security interest granted hereunder is released or terminated, and execute and deliver to the Company such documents as the Company shall reasonably request to evidence such release or termination.

         SECTION 5.  Acknowledgment.  Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Trustee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6.   Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Trustee pursuant to this Agreement and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement.

         SECTION 7.        Performance by Grantors.  Notwithstanding anything to the contrary, no Grantor shall be required to perform any covenant or agreement of this Agreement as to Credit Agreement Priority Lien
Collateral to the extent of any Credit Agreement Requirement as to such Credit Agreement Priority Lien Collateral and so long as such Credit Agreement Requirement continues.

         SECTION 8.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 9.        Governing  Law.  This  Agreement,  including all matters of  construction,  validity and performance and matters relating to the creation,  validity,  perfection,  effect of perfection or  non-perfection, priority or  enforcement  of the Lien of, and security  interests  created by, this  Agreement  upon the  Trademark
Collateral  shall be governed by the laws of the State of New York,  without  reference to the rules of conflict of law,  except to the extent that  pursuant to the  mandatory  choice of law  provisions  the  perfection,  effect of perfection or non-perfection or priority of the Lien and security interests  hereunder,  or remedies hereunder,  in respect of any particular Trademark Collateral are governed by the laws of a jurisdiction other than New York.

         SECTION 10.        The  Trustee.  Notwithstanding  anything to the contrary  contained in this  Agreement, in acting under and by virtue of this  Agreement,  the Trustee shall be entitled to all of the rights,  privileges, benefits, and immunities provided to it in the Security Agreement.

                               [The remainder of page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                 O'Sullivan Industries, Inc.

                                                 By:
                                                      Name:
                                                      Title:

O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

By:
     Name:
     Title:

O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

By:
     Name:
     Title:

The Bank of New York,
as Trustee

By:
     Name:
     Title:

                                                                                                         SCHEDULE I
                                                                                    to Trademark Security Agreement

Item A.  Trademarks

                                                 Registered Trademarks

                                Trademark           Registration No.       Registration Date

                                             Pending Trademark Applications

                                Trademark              Serial No.             Filing Date

                                         Trademark Applications in Preparation

                                                                Expected         Products/
                             Trademark        Docket No.       Filing Date        Services

Item B.  Trademark Licenses

                          Trademark           Licensor           Licensee         Effective Date     Expiration Date

                                                                                                          EXHIBIT D
                                                                               to the Security and Pledge Agreement

                                           COPYRIGHT SECURITY AGREEMENT

         This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of [_______], 2003, is entered into by and among O'Sullivan Industries, Inc., a Delaware corporation ("O'Sullivan" or the "Company"), O'Sullivan
Industries - Virginia, Inc., a Virginia corporation ("OSV"),  O'Sullivan Furniture Factory Outlet, Inc., a
Missouri corporation ("OSF" and together with the Company, Holdings, OSV and any other Person that executes a
Joinder Agreement, each a "Grantor" and collectively, the "Grantors") and The Bank of New York, in its capacity of trustee (together with its successors in such capacity, the "Trustee").

                                               W I T N E S S E T H :
         WHEREAS, the Company has entered into an Indenture, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture") with The Bank of New
York, as Trustee (in such capacity, the "Trustee") pursuant to which it is issuing, as of the date hereof  10.63%
Senior Secured Notes due 2008 in the original aggregate principal amount of $100,000,000 (collectively, and together with any additional notes issued under such Indenture, the "Notes");

         WHEREAS, in connection with the Indenture, each Grantor and O'Sullivan Industries Holdings, Inc., a
Delaware corporation ("Holdings"), has executed and delivered the Security and Pledge Agreement dated as of
September 29, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the
"Security Agreement");

         WHEREAS, pursuant to Section 3.02 of the Security Agreement, each Grantor is required to execute and deliver this Agreement and to grant to the Trustee a continuing security interest in all Copyright Collateral (as described below) to secure the Noteholder Claims;

         WHEREAS the Grantors, General Electric Capital Corporation, as Agent, (as defined in that certain Credit
Agreement, dated September 29, 2003 by and among the Obligors (as defined therein), the lenders signatory thereto from time to time and  General Electric Capital Corporation, as agent) and the Trustee have entered into an
Intercreditor Agreement dated as of September 29, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Intercreditor Agreement"); and

         WHEREAS pursuant to the terms of the Indenture and subject to the terms of the Intercreditor Agreement, the Trustee has agreed to accept the pledge and assignment and the grant of a security interest under this
Agreement as security for the Note Obligations.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce potential purchasers to purchase the Notes, each Grantor agrees with the
Trustee, for the benefit of itself, the Trustee and each Holder as follows:

         SECTION 1.   Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference)
in the Security Agreement.

         SECTION 2.   Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of its Note Obligations, each Grantor hereby mortgages, pledges and hypothecates to the Trustee, and grants to the Trustee a security interest in, for its benefit and the benefit of Holder, all of the following property (the "Copyright Collateral") whether now owned or hereafter existing or acquired by it: all copyrights of such Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force in the United States, including all of such Grantor's right, title and interest in and to all copyrights registered in the United
States Copyright Office, including the copyrights referred to in Item A of Schedule I attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I attached hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         SECTION 3.   Security Agreement.  This Agreement has been executed and delivered by each Grantor for the purpose of registering the security interest of the Trustee in the Copyright Collateral with the United States
Copyright Office.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Trustee for its benefit and the benefit of each Holder under the Security Agreement.  The Security Agreement (and all rights and remedies of the Trustee) shall remain in full force and effect in accordance with its terms.

         SECTION 4.   Release of Security Interest.  The security interests granted hereunder in any Collateral shall automatically be released in the manner, at the times and to the extent specified in the Intercreditor
Agreement or as may be permitted by the Indenture.  In addition, upon the payment in full of all Note Obligations and the discharge of the Indenture, the security interests granted hereunder shall automatically terminate.  Upon any such release or termination, the Trustee will, at the Company's request and sole expense, deliver to the
Company, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the
Trustee hereunder in which the security interest granted hereunder is released or terminated, and execute and deliver to the Company such documents as the Company shall reasonably request to evidence such release or termination.

         SECTION 5.  Acknowledgment.  Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Trustee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6.  Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Trustee pursuant to this Agreement and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement.

         SECTION 7.        Performance by Grantors.  Notwithstanding anything to the contrary, no Grantor shall be required to perform any covenant or agreement of this Agreement as to Credit Agreement Priority Lien
Collateral to the extent of any Credit Agreement Requirement as to such Credit Agreement Priority Lien Collateral and so long as such Credit Agreement Requirement continues.

         SECTION 8.   Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 9.        Governing  Law.  This  Agreement,  including all matters of  construction,  validity and performance and matters relating to the creation,  validity,  perfection,  effect of perfection or  non-perfection, priority or  enforcement  of the Lien of, and security  interests  created by, this  Agreement  upon the  Copyright
Collateral  shall be governed by the laws of the State of New York,  without  reference to the rules of conflict of law,  except to the extent that  pursuant to the  mandatory  choice of law  provisions  the  perfection,  effect of perfection or non-perfection or priority of the Lien and security interests  hereunder,  or remedies hereunder,  in respect of any particular Copyright Collateral are governed by the laws of a jurisdiction other than New York.

         SECTION 10.        The  Trustee.  Notwithstanding  anything to the contrary  contained in this  Agreement, in acting under and by virtue of this  Agreement,  the Trustee shall be entitled to all of the rights,  privileges, benefits, and immunities provided to it in the Security Agreement.

                               [The remainder of page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                 O'Sullivan Industries, Inc.

                                                 By:
                                                      Name:
                                                      Title:

O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

By:
     Name:
     Title:

O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

By:
     Name:
     Title:

The Bank of New York,
as Trustee

By:
     Name:
     Title:

                                                                                                         SCHEDULE I
                                                                                    to Copyright Security Agreement

Item A.  Copyrights/Mask Works

                                         Registered Copyrights/Mask Works

      Registration No.              Registration Date               Author(s)                      Title

                                   Copyright/Mask Work Registration Applications

         Serial No.                    Filing Date                  Author(s)                      Title

                           Copyright/Mask Work Registration Applications in Preparation

                                        Expected
         Docket No.                    Filing Date                  Author(s)                      Title

Item B.  Copyrights/Mask Works Licenses

                                                       Effective              Expiration               Subject
        Licensor                Licensee                  Date                   Date                  Matter